Exhibit 99.2

3Q 2021 Earnings Call November 10, 2021

Today’s Presenters Ur ban Forssell CEO Fr edr ik Ni h lén CFO Dav id B ru nt o n Head of Investor Relations 2021 - 11 - 09 2 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Legal Disclaimer 2021 - 11 - 09 3 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) This presentation contains, and related oral and written statements of Neonode Inc. (the “Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, strategy, plans, potential financial performance or future events. They also may include statements about market opportunity and sales growth, financial results, use of free cash flow, product development and introduction, regulatory matters and sales efforts. Forward - looking statements are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward - looking statements. These uncertainties and risks include, but are not limited to, our ability to secure financing when needed on acceptable terms, risks related to new product development, our ability to protect our intellectual property, our ability to compete, as well as other risks outlined in filings of the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Prospective investors are advised to carefully consider these various risks, uncertainties and other factors. Any forward - looking statements included in this presentation are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

Highlights in Today’s Presentation 2021 - 11 - 09 4 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) • COVID - 19 continues to bring on challenges for our sales and business development • 3Q sales slow, but YTD revenues show strong growth YoY • Very interesting sales pipeline • Well positioned to become the leader in growing contactless touch market • We have strength ened our cash p osition through a Registered Direct Offering and use of our at - the - market facility

4 3Q Financials Update 5 Q&A Concluding Remarks 2 Registered Direct Offering 3 Business and Strategy Update 1 2021 - 11 - 09 5 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

3Q 2021 Financial Update – Revenues

YTD REVENUE TOTAL

$4.3 million

▲ 23% YoY

YTD REVENUE PRODUCTS

$0.8 million

▲ 88% YoY



Revenues by Revenue Stream and Region
Thousands
1 400
1 200
1 000
800
600
400
200
0
AMER
APAC
EMEA
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21
License fees
Products
NRE

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Q3 OPERATING EXPENSES $2.7 million 12% YoY 3Q 2021 Financial Update – Operating Expenses - 3 0 0 0 - 3 5 0 0 - 4 0 0 0 2021 - 11 - 09 7 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) - 2 5 0 0 - 2 0 0 0 - 1 5 00 - 1 0 0 0 - 500 0 T h o us a nd s Operating Expenses Q1 - 19 Q2 - 19 Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21

YTD GROSS MARGIN PRODUCTS 31% 0pp YoY YTD GROSS MARGIN TOTAL 86% 4pp YoY 3Q 2021 Financial Update – Gross Profit/Margin 0% 20% 40% 60% 80% 100% 120% 0 500 1 000 1 500 2 000 2 500 Q 1 - 19 Q 1 - 21 Q 2 - 21 Q 3 - 21 T h o us a nd s Gross Profit/Margin Total Q2 - 19 Q3 - 19 Q4 - 19 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Gross Profit Gross Margin - 15 0% - 10 0% - 50% 0% 50% 100% 150% - 200 - 150 - 100 - 50 0 50 100 150 200 Q 1 - 1 9 Q 2 - 1 9 Q 3 - 1 9 Q 4 - 1 9 Q 1 - 2 0 Q 2 - 2 0 Q 3 - 2 0 Q 4 - 2 0 Q 1 - 2 1 Q 2 - 2 1 Q 3 - 2 1 T h o us a nd s Gross Profit/Margin Products G r o s s P r o fit Gross Margin 2021 - 11 - 09 8 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

3Q 2021 Financial Update – Cash Q3 NET CASH BURN OPERATING ACTIVITES $1.6 million 12% YoY CASH AND ACCOUNTS R E C E I V ABL E S $6.3 million $6.0 million YTD - 25 0 0 2021 - 11 - 09 9 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) - 20 0 0 - 15 0 0 - 10 0 0 - 500 0 Thousands Net cash used in operating activities Q 1 - 19 Q 2 - 19 Q 3 - 19 Q 4 - 19 Q 1 - 20 Q 2 - 20 Q 3 - 20 Q 4 - 20 Q 1 - 21 Q 2 - 21 Q 3 - 21

2 4 1 3Q Financials Update 5 Q&A Concluding Remarks 3 Business and Strategy Update 2021 - 11 - 09 10 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) Registered Direct Offering

Registered Direct Offering • Closed on October 26, 2021 • 1,808,000 shares • $7.75 per share • Net proceeds approx. $13.1 million • Outstanding shares 13,561,217 (Nov. 10, 2021) Create greater awareness and drive demand for contactless touch and Neonode’s TSM Supporting the expected growth of the Company’s TSM production volumes General corporate and working capital purposes 2021 - 11 - 09 11 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

4 1 3Q Financials Update 5 Q&A Concluding Remarks 2 Registered Direct Offering 3 Business and Strategy Update 2021 - 11 - 09 12 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Vision: To transform the way humans interact with machines 2021 - 11 - 09 13 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Technology Platforms and Application Areas

Neonode's IR-based **zForce®** technology supports:

- Touch sensing applications
  - Touch on displays
  - Touch on other surfaces
- Gesture sensing applications
  - Contactless touch
  - Gesture control
  - Proximity sensing

Neonode's software platform **MultiSensing®** supports:

- Scene analysis applications
  - Occupancy and situational context monitoring
  - Drowsiness and distraction monitoring
  - Eye tracking

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© Neonode 2001-2021 · www.neonode.com · Nasdaq (NEON)
neonode®

What is Contactless Touch?

Contactless, but “touch-like”, interaction with displays, keypads, buttons and holographic images.

With our Touch Sensor Modules natural, easy-to-use contactless touch features can be created in a simple and cost-effective way.



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neonode®

Why Contactless Touch? Lorem ”80% of customers see touchscreens as an infection risk, no matter how often they are cleaned” Survey by Foolproof ipsum dolor sit eonode 2001 - 2021eonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)· www.neonode.com · Nasdaq (NEON) 2021 - 11 - 09 16 © N eonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Contactless Touch Application Areas Sel f - service kiosks POS terminals V end in g machines Elevators Medical systems Information displays 2021 - 11 - 09 17 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Contactless Touch Using Neonode Touch Sensor Modules Key Benefits • Cost effective • Easy to implement • Ideal for both retrofit solutions and new designs • Fast response time • High precision • Allows for advanced multi - finger interactions 2021 - 11 - 09 18 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

x Leading supplier of components to the global elevator market x Contactless elevator control panel for existing or new elevator installations x Powered by Neonode Touch Sensor Modules x Marketed and sold as HALO in Europe and beyond from 2021 DEWHURST 2021 - 11 - 09 19 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) Elevator Control Panels

NO
Touch
Use
Fingertip
towards

JARDINE SCHINDLER

Elevator Control Panels

- ✓ Contactless (parallel plane) elevator control panels for retrofit powered by Neonode Touch Sensor Modules
- ✓ Schindler in Hong Kong (Jardine Schindler) licenses HKPC's 'kNOw Touch Contactless Elevator Control Panel' for implementation in Schindler elevators in overseas markets
- ✓ Deployed in many locations across Hong Kong including shopping centers, government departments, office buildings and the international airport

Jardine Schindler

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neonode®

HAPPYMETER

Airport Kiosks

- ✓ Contactless self-check in and self-service bag drop terminals for retrofit
- ✓ Powered by Neonode Touch Sensor Modules
- ✓ Retrofit solutions installed at Changi Airport (Singapore) and Hamad International Airport (Qatar)
- ✓ Similar solutions currently evaluated by several other airports worldwide
- ✓ Happymeter is currently also engaged in numerous other kiosk applications


CHANGI
Please Use the Next Kiosk
CHANGI

Singapore Changi airport video; https://www.youtube.com/watch?v=yFGnW7SnRAU

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© Neonode 2001-2021 · www.neonode.com · Nasdaq (NEON)

neonode®

HAPPYMETER

Hospital Kiosks

- ✓ Contactless (parallel plane) self-service kiosks for retrofit in healthcare environments
- ✓ Powered by Neonode Touch Sensor Modules
- ✓ Self-registration kiosk trials at NUHS in Singapore during spring 2021


For bed numbers 1 - 9, please add a zero '0' in front. (E.g. Bed: 02)
2
Step 2. Move your index finger near the screen to make selection
Step 3. Lift your index finger up before next selection
TICKET
SCAN ID CARD

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neonode®

Neonode's Right To Win

Feature / Solution	Neonode Contactless Touch	IR touch frame	Projected capacitive (hovering)	Cameras	Interaction via mobile phone	Voice activation	Foot pedals
Intuitive UI	✓	✓	✗	✗	✗	✗	✗
Commercial value for customer	$$$	$$	$*	$	$$$	$$$	$
Interaction time	Fast	Fast	Fast	Fast	Slow	Slow	Slow
Ease of retrofit	✓	✓	✗*	✓	✓	✓	✗

* - Requires hovering within 2mm of screen. Requires replacing touchscreen display or button panel.

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neonode®

Elevator Market

Large installed base and interesting growth rate:

TAM: **~19 million units***

CAGR (2021-2024): **5.2%***

Both retrofit and new equipment opportunities

* See references on p. 35.


Global Installed Base
~19 million units
RoW
SA
NA
China
EMEA
SE Asia, India, Australia


Global New Equipment Market
~1 million units
RoW
SA
NA
EMEA
China
SE Asia, India, Australia

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Interactive Kiosk Market

A large addressable market with multiple sub-segments on the rise, such as:

- QSR Self-Ordering Kiosks | **40% CAGR***
- Self Checkout Kiosks | **18% CAGR***
- Airport Kiosks | **11% CAGR***

**Forecast period from 2021 to 2024; see references on p. 35*

Both retrofit and new equipment opportunities

Global Installed Base

~47 million units*


Coffee
Vending
POS/SCO
Self-service

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neonode®

Addressable Market

Neonode's contactless touch technology has countless applications;

- Elevators
- Self-service kiosks
- Vending machines
- Coffee machines
- Medical systems
- Etc.

Fast-growing market with Japan and South Korea leading the way

Within only select applications, Neonode's addressable market is over $1.5 billion

As technology adaption increases the addressable market will continually grow

Example Calculation:

	Elevators	Self-Service Kiosks	Vending Machines
Global Market* (Units)	19,000,000	5,000,000	15,000,000
Avg. Sales Price** (Est.)	$40	$40	$40
Potential Revenue	$760,000,000	$200,000,000	$600,000,000
Avg. Gross** Margin (Est.)	35%	35%	35%
Potential Gross Profit	$266,000,000	$70,000,000	$210,000,000

* See references on p. 35.

** Neonode estimates based on current pricelists and actuals.

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© Neonode 2001-2021 · www.neonode.com · Nasdaq (NEON)

neonode®

Business Model with Significant Revenue Potential

	Now	Next	Future
License Revenues	Existing business with more than a dozen customers, mainly printer manufacturers and automotive Tier 1s	Support current customers and work to win new businesses in automotive, military & avionics, and other segments	Continue to expand licensing business to further customers and segments, and to SW-only solutions
Product Revenues	Touch Sensor Module sales, mainly for contactless touch applications in elevators and interactive kiosks	Widen the market scope to include additional market segments and geographical markets	Broaden the product portfolio and continue to expand to further market segments
NRE Revenues	Continue to offer engineering services to facilitate new licensing businesses and to support and drive product sales		


Now
Next
Future
License
Product
NRE

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Sales Cycle and Market Potential

Solution Dynamics	Volume Potential	Sales Cycle	Target Customers
Highest volume End-user decision makers Shortest sales cycle Partner solutions	Retrofits		Integrators Tech companies (OEMs)
OEM decision maker Medium sales cycle	New Installs		Integrators OEMs
Engineering resources Longest sales cycle	R&D		OEMs

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© Neonode 2001-2021 · www.neonode.com · Nasdaq (NEON)
neonode®

Go-To-Market Strategy



Large OEMs
Mid size OEMs, system integrators, engineering firms, and maintenance companies
Broad market customers; small tech companies, engineering firms etc.
Direct Sales
Partner Sales
Web Sales

Large, often multi-national, corporations with volume potential >100k per year.

Mid-size corporations, often with regional or national focii, with volume potential 10k - 100k per year.

Small, local tech companies, engineering firms etc. with limited volume potential <10k per year.

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neonode®

Several Growth Initiatives to Accelerate Further

Now

Investments into marketing and sales

Expansion of partner network

Next

Scaling business in key markets

Expanding customer offerings and increasing vertical integration

Outsourcing TSM production

Future

Expanding business scope to new market segments and further geographical markets

Developing new HW products and extending SW offerings

Accelerating growth through strategic partnerships and acquisitions

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neonode®

4 1 3Q Financials Update 5 Q&A Co n clu d ing Remarks 2 Registered Direct Offering 3 Business and Strategy Update 2021 - 11 - 09 31 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Concluding Remarks

- COVID-19 continues to bring on challenges for our sales and business development
  - Component shortages slowing several customers' production and sales
  - Strict lockdowns in several key markets creates challenges for our sales and business development work
  - Large uncertainty slowing down decision processes and delaying new product launches at several customers

- 3Q sales slow, but YTD revenues show strong growth YoY

- Very interesting sales pipeline
  - Touch Sales Module opportunities
  - NRE projects
  - New licensing opportunities

- Well positioned to become the leader in growing contactless touch market
  - Elevators
  - Interactive kiosks

- We have strengthened our cash position through a Registered Direct Offering and use of our at-the-market facility

2021-11-09 | 32 © Neonode 2001-2021 · www.neonode.com · Nasdaq (NEON)

neonode®

4 5 1 3Q Financials Update Q&A Concluding Remarks 2 Registered Direct Offering 3 Business and Strategy Update 2021 - 11 - 09 33 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Ap p endix 2021 - 11 - 09 34 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

References for Market Data on Pp. 18-20

Interactive Kiosk Market:

CAGR Sources:
- QSR: *Global Self-Ordering Kiosks 2020* report by RBR.
- Self Checkout Kiosks: *2020 Global EPOS and Self-checkout* report by RBR, cited by Diebold Nixdorf.
- Airport Kiosk: *Airport Kiosk Market Forecast, Trend Analysis & Competition Tracking - Global Market Insights 2019 to 2029* report by Fact.Mr.

Installed Base Sources:
- Coffee: *Global Automatic Coffee Machines Market – Industry Analysis and Forecast (2019-2026)*, by Maximize Market Research.
- Vending: *Connected Vending Machines - 4th Edition*, by Berg AB.
- Self-service:
  - ATM – Diebold Nixdorf and NCR;
  - SCO – 2020 Global EPOS and Self-checkout report by RBR, cited by Diebold Nixdorf;
  - Self Check-in - Airport Kiosk Market Forecast, Trend Analysis & Competition Tracking - Global Market Insights 2019 to 2029 report by Fact.Mr;
  - QSRs - Global Self-Ordering Kiosks 2020 report by RBR.
- POS/SCO: *2020 Global EPOS and Self-checkout* report by RBR.

Elevator Market:

TAM:
- Otis Analyst Day 2020;
- KONE as an Investment.

CAGR:
- Otis Analyst Day 2020.

Global installed base:
- KONE as an Investment.

Global new equipment:
- KONE as an Investment.

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neonode®

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neonode®

info@neonode.com
neonode.com

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